UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  July 25, 2006

FARO Technologies, Inc.

(Exact name of registrant as specified in its charter)

Florida	0-23081	59-3157093

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

125 Technology Park, Lake Mary, Florida		32746

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (407) 333-9911

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02          Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

ITEM 7.01          Regulation FD Disclosure.

          On July 25, 2006,  FARO Technologies announced via press release, subject:  FARO Names Keith Bair Interim CFO.   A copy of the press release is attached hereto.

Item 9.01          Exhibits.

(d)	Exhibits

99.1	Press release dated as of July 25, 2006

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FARO Technologies, Inc.

(Registrant)

Date July 25, 2006
/s/ Jay Freeland

Jay Freeland
President and Co-CEO